INVESTOR UPDATE June 2015 Delray Marketplace (Delray, FL) Beechwood Promenade (Athens, GA) City Center (White Plains, NY)

© 2015 Kite Realty Group kiterealty.com Investor Update | 2 COMPANY SNAPSHOT KITE REALTY GROUP TRUST FL, 26% IN, 16% TX, 12% NV, 9% TRI-ST, 7% NC, 6% OK, 4% GA, 4% VA, 3% UT, 3% TN, 2% SC, 2% AL, 2% Other, 4% Note: All data as of 03/31/15 unless otherwise noted. 1. ABR excludes ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. 2. Source: Bloomberg; as of 04/16/15. 81% 75% 69% 59% Kite Russell 3000 SNL Retail REIT Index SNL US Equity REIT Index 3-YEAR TOTAL RETURN AS OF 12/31/14 ABR BY GEOGRAPHY (1) Note: Cities referenced denote regional office locations.

© 2015 Kite Realty Group kiterealty.com Investor Update | 3 Long-standing management team & strong corporate governance 13% dividend growth over the last 12 months Robust platform results in top tier operational efficiencies Simple corporate structure allows for nimble execution Diverse, high-quality portfolio; ABR: $15.20 Strong development / redevelopment capabilities WHAT DIFFERENTIATES KITE?

© 2015 Kite Realty Group kiterealty.com Investor Update | 4 PROVEN TRACK RECORD 1. Source; Bloomberg; as of 03/31/15. Peers include BRX, DDR, EQY, EXL, FRT, KIM, REG, ROIC, RPAI, RPT and WRI. 3.4% 3.6% 3.6% 3.7% Peer Median Q1'13 2014 YE Q1'15  LONG-STANDING MANAGEMENT TEAM, AVERAGING OVER 25 YEARS OF EXPERIENCE, DRIVES PERFORMANCE AND RETURNS  X Above Industry Average Dividend Yield (1)

© 2015 Kite Realty Group kiterealty.com Investor Update | 5 ACHIEVING PEAK OPERATING PERFORMANCE Updated and integrated top tier operating systems Lean corporate structure that is simple and nimble In-house tax effort focused on maximizing efficiencies Direct-to-tenant waste removal platform Energy-conservation initiative expanding throughout portfolio Tenant mentorship initiative supports health of small shops Results in an all-time-high recovery ratio of 91.3%, a nimble internal control and budget process and the ability to drive performance at each asset

© 2015 Kite Realty Group kiterealty.com Investor Update | 6 TOP TIER OPERATING EFFICIENCY 4.8% 5.3% 5.8% 5.9% 6.9% 7.2% 7.9% 8.4% 9.1% 9.7% 9.7% FRT WRI KRG ROIC DDR RPAI RPT EQY KIM REG BRX G&A / Revenues (%) 74.2% 74.0% 73.8% 73.3% 72.3% 71.4% 71.1% 70.4% 69.8% 69.2% 66.2% ROIC BRX KRG EQY REG KIM RPT WRI RPAI DDR FRT NOI Margin (%) Kite efficiency metrics are among the best in the industry Source: As of 03/31/15 per company financials. Reflects pro rata income statement figures.

4 SIMPLE CORPORATE STRUCTURE

KITE KRG NYSE

Overview of Joint Venture Exposure	Ongoing Strategy And Rationale
✓ Simple structure versus peer group	✓ Maintain simplicity for greatest flexibility
✓ <1% of EBITDA attributable to JV exposure	✓ Ability to improve health and quality of assets
✓ <$45mm in JV exposure on balance sheet	✓ Future opportunities exist to buyout partners
✓ Recently purchased City Center partner's share	✓ Ability to selectively engage, yet not over-expose

Joint Venture Properties / Total Properties

Limited JV exposure allows greatest flexibility within existing portfolio; ability to capitalize on future opportunities as they arise



Peer average: 20%
0.0%
0.2%
0.5%
11.0%
16.0%
16.8%
17.1%
27.8%
41.6%
44.7%
45.8%
ROIC
BRX
RPAI
KRG
RPT
FRT
EQY
WRI
REG
KIM
DDR

Source: YE 2014 per company financials. Venture exposure based on number of properties and includes both unconsolidated and consolidated.

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PORTFOLIO OVERVIEW

© 2015 Kite Realty Group kiterealty.com Investor Update | 9 OVER 70% OF ABR FROM TOP 50 MSAs 45% of FL’s ABR from Top 50 MSA 64% of the SE’s ABR from Top 50 MSA 73% of the NE’s ABR from Top 50 MSA 77% of the Midwest’s ABR from Top 50 MSA 90% of TX/OK’s ABR from Top 50 MSA 94% of the West’s ABR from Top 50 MSA Regional Approach Proves Impactful As Majority Of Portfolio Income From Top Markets Source: Top 50 MSAs based on population counts from the U.S. Census.

© 2015 Kite Realty Group kiterealty.com Investor Update | 10 Grocery Anchored, 14% Hybrid (Power W/ Grocery), 52% Power / Regional Center, 32% Other, 2% PORTFOLIO OVERVIEW ABR INCREASED TO $15.20 AND MORE THAN 66% OF ASSETS INCLUDE A GROCERY COMPONENT 1. As of 03/31/15. 2. Other includes office, unanchored strip centers and single tenant assets. 3. Based on 5-mile radius. Source: demographic data from AGS. Number of Properties 117 Number of States 22 Total GLA (SF) 23.3mm Owned GLA (SF) 16.2mm Total Leased (Owned SF) 94.8% Shop Leased (Owned SF) 85.9% Annualized Base Rent (Per SF) $15.20 Ground Lease (ABR) $17.8mm Average Center Size (SF) 202,000 Portfolio Demographics (3) Average Household Income > $80,000 Population > 144,000 Retail Diversification By ABR (1) Summary Statistics (1) By Property Type 66% Of Assets Anchored With A Grocery (2)

© 2015 Kite Realty Group kiterealty.com Investor Update | 11 Other 17% Target 22% Walmart / Sam's Club 21% Publix 14% Shop Rite 5% Fresh Market 5% Sprouts 4% Kroger 4% Marsh 3% Whole Foods 3% Earth Fare 2% TOP TIER GROCERS ANCHOR OUR PORTFOLIO 1. As of 03/31/15 per the Company financials. Grocery Breakdown By Shopping Center ABR (1)

© 2015 Kite Realty Group kiterealty.com Investor Update | 12 GOOD REAL ESTATE WINS  Tenants’ transient nature has limited impact given our best in class real estate  Only 2 tenants remain in our top 10 since our IPO in 2004 (Lowes and Publix) HIGH QUALITY & DIVERSE TENANT BASE  No single tenant over 3.4% of ABR  60% of our top 10 are investment grade rated STRONG MIX OF TENANTS ACROSS OUR DIVERSIFIED PORTFOLIO Continued support of strong tenants further enhances the quality and strength of our assets; limited exposure to any single tenant provides additional insulation from the retail industry cycles CREDIT STRENGTH OF PORTFOLIO Tenant # Stores % ABR 18 3.4% 19 2.3% 18 2.2% 19 2.0% 5 2.0% 15 1.8% 9 1.8% 14 1.7% 13 1.5% 6 1.5% Total 136 20.2% TOP 10 TENANTS BY ABR

© 2015 Kite Realty Group kiterealty.com Investor Update | 13 KEY SUBMARKETS DRIVE FUTURE GROWTH PORTFOLIO QUALITY SUPPORTED BY STRONGEST SUBMARKETS WITHIN TOP 5 STATES Kite’s centers well positioned for growth due to demographic profile and affluent consumer base across the portfolio’s largest 5 markets $72 $63 $64 $70 $66 $75 $92 $85 $79 $81 Florida Indiana Texas Nevada North Carolina State Average KRG Portfolio; 3-Mile Radius Average Household Income ($000s) . Source: demographic data from AGS; 3-mile radius shown.

5 DIVERSE DEVELOPMENT CAPABILITIES

KITE KRG NYSE

DEVELOPMENT EXPERTISE ENHANCES CORE RETAIL FOCUS

Development background and expertise in mixed-use products provides opportunity for Kite to produce incremental returns and insulates profit from economic cycles

Core Retail Platform (97%) → Development Background & Expertise → Incremental Return Via Mixed-Use Opportunities

Eddy Street Commons (South Bend, IN)


Jamba Juice

Lifestyle Center on Notre Dame campus containing office, retail, residential, and hotel. Anchored by the University, Brothers Bar & Grill, Urban Outfitters and Hammes ND Bookstore

Parkside Town Commons (Cary, NC)


FIELD & STREAM

Power Center outside of Raleigh containing ~300 multi-family units. Anchored by Frank Theater, Target, Harris Teeter, Golf Galaxy, Petco and Field & Stream

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5 MAXIMIZING INCREMENTAL RETURN

KITE KRG NYSE

RISK MITIGATING FACTORS FACILITATE MIXED-USE RETURNS

- Ability to develop profitable real estate despite challenging environments and rising land costs
- Maintained control and upside potential while developing partnerships in non-retail components
- Focused efforts on dense suburban locations with high day and nighttime traffic

	Eddy Street Commons	Parkside Town Commons
TIF Financing	✓	
Non-Retail Partners	✓	✓
Ground And Air Rights Leases	✓	✓
Phased Development	✓	✓
Sold / Ability To Sell Land Parcels	✓	✓
Incremental Return	~9.5%	Est. 8-9%

Reducing Risk; Maintaining Upside

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© 2015 Kite Realty Group kiterealty.com Investor Update | 16 CONSISTENT OPERATORS OF QUALITY ASSETS Same-Property NOI Growth > 4% For Over 2 Years 5.2 4.4 4.9 4.9 4.7 4.4 4.7 4.8 4.4 2.0 3.0 4.0 5.0 6.0 Same-Property NOI Growth (%) Growing ABR Through High Quality Assets $12.80 $13.26 $12.95 $13.18 $15.15 $15.20 $11.00 $12.50 $14.00 $15.50 2010 2011 2012 2013 2014 Current Base Rent Per Owned GLA

FUTURE GROWTH INITIATIVES

6 PORTFOLIO NOI GROWTH COMPOSITION

KITE KRG NYSE

ANNUAL NOI GROWTH FACTORS

Expect average annual NOI growth to stem from a number of factors over the next 24 months; additional growth to come from external opportunities

External Opportunities

- Revised 2015 guidance increased acquisition opportunities from $80mm to $125mm
- Additional investments will grow NOI further

Operational Excellence

- Contractual rent bumps to add ~1.25% of NOI growth annually (2015-2016)
  - Target 3% annual rent bumps for shops
- Lease-up opportunities
  - Increase shop occupancy to 90%; estimated NOI of ~$4.5mm
  - Maintain cash renewal spreads of 5-8%
- Operating expense control

Development

- Anticipate approximately $11mm incremental NOI from existing developments
- Begin construction at Tamiami and Holly Springs Phase II

Redevelopment / Repositioning

- Target ~$100mm in redevelopment / repositioning opportunities over the next 18-24 months
- Begin construction at City Center in 2016



Total NOI Growth of 7.5+%
3%
2.5%
2%

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kiterealty.com

Investor Update | 18

© 2015 Kite Realty Group kiterealty.com Investor Update | 19 REDEVELOPMENT COMPOSITION BY TYPE THE 3 R’S: REDEVELOPMENT, REPOSITION, REPURPOSE The $100mm in redevelopment estimated over the next 18-24 months can be broken down into the 3 categories: redevelopment, repositioning and repurposing Redevelopment 60-65% Repurpose 10-15% Reposition 25% E.g. City Center, White Plains / New York, Burnt Store, Punta Gorda Traditional redevelopment, involving substantial improvements E.g. Cool Springs, Nashville and Portofino, Houston Optimizing tenant mix, minor asset enhancements E.g. The Corner, Indianapolis Transforming function / use of the asset to drive NOI growth Redevelopment Pipeline Composition

ACQUISITION CASE STUDY: COLLEYVILLE DOWNS

KITE KRG NYSE

Summary

- **Overview:** Large shopping center located in the MSA of Dallas, TX; specifically, in Colleyville, an affluent suburb between Dallas and Ft. Worth Texas
- **GLA:** 201,000 SF
- **Leased:** 92% leased at time of closing
- **Opportunity:** Newly-opened Whole Foods and below-market rents provide near-term NOI growth opportunity
- **Anchors:** Whole Foods, Petco, Ace Hardware
- **Population:** 80,000 (3-mile) 255,000 (5-mile)
- **3-Mile Average HH Income:** $127,000


WHOLE FOODS
WHOLE FOODS MARKET

"The Colleyville Downs acquisition is another example of our ability to source off-market opportunities and acquire first class real estate in our core markets," said John Kite, Chairman and Chief Executive Officer. "Many of the existing leases predate the new Whole Foods Market and further support our ability to create additional value through lease-up and below-market rent opportunities."

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BALANCE SHEET

© 2015 Kite Realty Group kiterealty.com Investor Update | 22 STRONG BALANCE SHEET & CAPITAL ALLOCATION 9.1x 9.7x 8.6x 7.4x 6.5x 6.2x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 2010 2011 2012 2013 2014 Current Net Debt / EBITDA Multiple Balance Sheet Metrics Fixed Charge: ~3.0x Avg. Maturity: ~5 years Current Balance Sheet Supports Future Initiatives BALANCE SHEET OBJECTIVES  Maintain and improve investment grade ratings over the medium to long-term  Maintain net debt / EBITDA around 6.0x  Maintain fixed charge above 2.5x  Reduce floating rate exposure to 15% or less within the next 6-9 months  Continue to extend average maturities  Increase unencumbered assets to greater than 50% of gross asset value (near- term); grow to 65% or greater over the long-term

© 2015 Kite Realty Group kiterealty.com Investor Update | 23 WELL-STAGGERED DEBT MATURITY PROFILE $500 $74 $261 $50 $71 $276 $178 $249 $164 $12 0 100 200 300 400 500 Revolver 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026+ Mortgage Debt Corporate Debt Construction Debt Capacity Drawn ($mm) 1. Chart excludes scheduled principal payments and net premiums. Term Loan is shown at final maturity after extension option exercised. Revolver scheduled to mature in 2019, after extension option exercised. $200 $300 KRG’s Debt Maturity Schedule (1) Another $147mm of additional line expansion capacity available

INDUSTRY UPDATE

© 2015 Kite Realty Group kiterealty.com Investor Update | 25 RECORD IMPACT AT 2015 ICSC CONFERENCE  More than 240 total meetings with key retailers  Increased scale resulted in 40% more retailer meetings and 5x the number of portfolio discussions  Over 75% of the presentations included more than 1 portfolio center  Notable themes: fast casual demand, new concept stores and growth  90% of tenants are looking to expand across anchors, junior anchors and shops Recap From Conference Select Tenants With Potential Expansion Opportunities Dress Barn, Lane Bryant, Maurices Note: Referenced meeting demand compared to pre-merger ICSC in 2013.

© 2015 Kite Realty Group kiterealty.com Investor Update | 26 REAL ESTATE RETURNS TO REMAIN ATTRACTIVE REAL ESTATE RETURNS ABLE TO WITHSTAND A POTENTIAL RISE IN RATES The spread between strip REIT implied cap rates and triple-B corporate bond yields remains elevated to the industry’s peak, providing meaningful cushion for any potential rate increase over the foreseeable future -1.5% 0.0% 1.5% 3.0% 4.5% 2003 2005 2007 2009 2011 2013 2015 Current Spread Provides Cushion To Future Rising Rate Environment (1) Annual Spread Averages 2004: ~200 bps 2005: ~110 bps 2006: ~15 bps 2014-2015 YTD: ~250 bps 10-Year UST Rate Forecasts Q2’15: 2.16% Q3’15: 2.35% Q4’15: 2.52% Q1’16: 2.72% 1. Source: Barclays Bond Index and Bloomberg. Implied Strip REIT Cap Rates vs. BBB-Credit Index

© 2015 Kite Realty Group kiterealty.com Investor Update | 27 RETAILER OPENINGS DESPITE MODEST IMPROVEMENT, SUPPLY / DEMAND DYNAMIC REMAINS Demand for retail continues to be attractive as retail supply remains 65% below 15-year average; industry data supports non-mall retail markets as evidenced by recent openings in the sector (1) Net New Store Openings Modestly Expected To Rise 676 343 735 966 1,329 831 858 300 600 900 1,200 1,500 2009 2010 2011 2012 2013 2014 2015E Net New Store Openings 1. Source: Company reports, REIS, BAML Global Research; April 20, 2015. Net Mall 21% Net Community Center Tenants 40% Net Power Center 39% MAJORITY OF 2014 NET OPENINGS WERE FROM NON-MALL RETAIL TENANTS  Most openings from mall retailers: Michael Kors Holdings, GAP, H&M and Zumiez  Most openings from non-mall retailers: Walmart, Family Dollar, TJX Cos, Dick’s Sporting Goods and Ross Stores

© 2015 Kite Realty Group kiterealty.com Investor Update | 28 This presentation, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as uncertainty added to the economic forecast due to the sharp drop in oil and energy prices in late 2014; financing risks, including the availability of and costs associated with sources of liquidity; our ability to refinance, or extend the maturity dates of, our indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which we operate; acquisition, disposition, development and joint venture risks; property ownership and management risks; our ability to maintain our status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property we own; risks related to the geographical concentration of our properties in Florida, Indiana, and Texas; insurance costs and coverage; other factors affecting the real estate industry generally; and other uncertainties and factors identified in this presentation and, from time to time, in reports we file with the SEC or in other documents that we publicly disseminate, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. FORWARD-LOOKING STATEMENTS